                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                              September 10, 1999


                           MICRON ELECTRONICS, INC.
 ............................................................................
            (Exact name of registrant as Specified in Its Charter)


                                   Minnesota
 ............................................................................
                (State or other jurisdiction of incorporation)


           0-17932                                41-1404301
 ............................................................................
     (Commission File No)            (IRS Employer Identification Number)



                              900 E. Karcher Road
                              Nampa, Idaho  83687
 ............................................................................
                   (Address of principal executive offices)


                                (208) 898-3434
 ............................................................................
             (Registrant's telephone number, including area code)

Item 5.  OTHER EVENTS

     See the following press release, dated September 10, 1999, announcing the appointment of John B. Balousek as a new member of the Company's Board of
Directors:


Micron Electronics Appoints Former Foote, Cone & Belding Executive Jack Balousek
--------------------------------------------------------------------------------
                             To Board Of Directors
                            ----------------------

     Nampa, Idaho, September 10th, 1999--Micron Electronics, Inc. (NASDAQ:
     MUEI), a leading direct vendor of award-winning computing solutions and services, today announced that Jack Balousek, former president, chief operating officer, and director of Foote, Cone & Belding, has been elected a member of Micron's Board of Directors.

     Foote, Cone & Belding is a highly regarded national advertising agency with $5 billion in billings and client partnerships in nearly every industry category, making them one of the industry's largest global marketing organizations. During his tenure at Foote, Cone & Belding, Balousek contributed to building the brands of companies such as Levi Strauss, Clorox, Pacific Bell, Taco Bell, Sunkist, and Mazda. In 1996, Balousek was named chairman and chief executive officer of True North Technologies, a digital and interactive services company of True North Communications, Foote, Cone & Belding's parent company. Most recently, Balousek was a founder and executive vice president of PhotoAlley.com, an electronic commerce startup designed to offer photographic equipment, supplies, and services online.

     "Jack's experience in building successful brands and increasing brand awareness will be a tremendous asset to Micron Electronics as we continue to focus on these two important areas," said Chairman and Chief Executive Officer Joel Kocher. "We welcome Jack to our Board of Directors and look forward to his contribution to the Company."

     Balousek is also a member of the Board of Directors of Geoworks Corporation, a leading edge developer of services and content via wireless communication products, and FreeShop.com, the leading online source for free and trial offers and one of the most visited e-commerce sites on the Web.

     Balousek received a Bachelor of Arts in Journalism from Creighton University and earned an MS from Northwestern University.

     Micron Electronics, Inc. (NASDAQ: MUEI), a recognized industry leader and direct vendor known for its award-winning products and services, develops, manufactures and markets high-performance, competitively priced computing solutions to consumers, small businesses, commercial and public sector buyers. Its superior customer service and toll-free technical support is available to customers 24 hours a day, seven days a week.

     Micron offers value and convenience through direct sales via the Internet (www.micronpc.com), by phone 800-249-1179 or by fax
     208-893-7240.


                                  SIGNATURES
                                  ..........


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MICRON ELECTRONICS, INC.



Date: October 11, 1999        By /s/ James R. Stewart
                                -------------------------------------------
                                 James R. Stewart
                                 Senior Vice President & Chief Financial Officer